CITY NATIONAL ROCHDALE FUNDS

City National Rochdale Emerging Markets Fund
Class N (RIMIX)
Class Y (CNRYX)

Supplement dated December 1, 2017, to the Summary Prospectus dated January 31, 2017

The Board of Trustees of City National Rochdale Funds (the “Trust”) has approved the reorganization of the City National Rochdale Emerging Markets Fund (the “Existing Fund”) into the Fiera Capital Emerging Markets Fund (the “New Fund”), a new series of Fiera Capital Series Trust. The reorganization was proposed by City National Rochdale, LLC (“CNR”), the investment adviser to the Existing Fund, in connection with the acquisition by Fiera Capital Inc. (“FCI”) of certain assets used by CNR in its investment advisory business solely related to the Existing Fund (the “Transaction”). The Transaction closed on December 1, 2017, and as part of the Transaction, the Existing Fund’s portfolio management team joined FCI. Effective upon the closing of the Transaction, the Board of Trustees of the Trust also approved the appointment of FCI as sub-adviser to the Existing Fund, and FCI now provides day-to-day investment advice and recommendations to the Existing Fund using the same portfolio management team that had previously been with CNR, subject to the supervision and oversight of CNR as the Fund’s investment adviser.

Proposed Reorganization

The Existing Fund and the New Fund have the same investment objective and substantially similar principal investment strategies and principal risks. FCI, which now serves as the sub-adviser to the Existing Fund, will serve as the investment adviser to the New Fund.

The reorganization of the Existing Fund is subject to approval by its shareholders. Management of the Trust intends to send shareholders of the Existing Fund a combined prospectus and proxy statement that will contain additional information about the reorganization, the New Fund and voting instructions during the first quarter of 2018.

If the proposed reorganization of the Existing Fund is approved by its shareholders, the Existing Fund will transfer all of its assets to the New Fund and the New Fund will assume all of the Existing Fund’s liabilities, and shareholders of the Existing Fund will receive shares of the New Fund having equivalent value to the shares of the Existing Fund they held on the date of the reorganization. Shareholders of Class N shares of the Existing Fund will receive Investor Class shares of the New Fund and shareholders of Class Y shares of the Existing Fund will receive Institutional Class shares of the New Fund. The Existing Fund will then be liquidated.

If approved by shareholders, the reorganization is expected to close late in the first quarter or early in the second quarter of 2018. The reorganization is expected to be tax-free for federal income tax purposes to the Existing Fund and its shareholders. Shareholders should consult their tax advisers concerning the potential tax consequences of the reorganization to them, including any applicable foreign, state or local income tax consequences.

New Sub-Adviser

Effective December 1, 2017, CNR delegates the day-to-day portfolio management of the Existing Fund to FCI. Accordingly, the Existing Fund’s Summary Prospectus is updated as follows to reflect the appointment of FCI as the Existing Fund’s sub-adviser:

•	References to the Adviser in the “Principal Investment Strategies” and the “Principal Risks of Investing in the Fund” sections now refer to FCI, as the Existing Fund’s sub-adviser.

•	The “INVESTMENT MANAGER” section on page 6 is replaced with the following:

INVESTMENT MANAGER
City National Rochdale, LLC

SUB-ADVISER
Fiera Capital Inc.

•	The “PORTFOLIO MANAGERS” section on page 7 is replaced with the following:

PORTFOLIO MANAGERS
Anindya Chatterjee, a Senior Vice President and Lead Portfolio Manager (Emerging Markets) of Fiera Capital Inc. and formerly a Senior Portfolio Manager of City National Rochdale, LLC, has served as a portfolio manager for the Fund and the Predecessor Fund since the inception of the Predecessor Fund in 2011.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CNR-SK-028-0100

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